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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 April 27, 2001
                                (Date of Report)

                                 April 19, 2001
                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


       Vermont                                        03-0222230
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)

                               1400 Shelburne Road
                           South Burlington, VT 05403
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (802-862-1022)



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                             Exhibit Index on Page 2

ITEM 5.  OTHER EVENTS


On April 19, 2001, the Company completed the purchase of the land and buildings located at the Company's headquarters in South Burlington, Vermont, consisting of approximately 112,000 square feet of office space, for a purchase price of $15 million from BDP Realty Associates, a related entity that is included in the Company's consolidated financial statements. The Company previously leased this office space from BDP Realty Associates.

The sale price was determined by an independent appraisal of the real estate, and the transaction was considered and approved by a committee of the Company's Board of Directors composed solely of persons without any interest in the transaction.

The Company's relationship to BDP Realty Associates and the Company's proposed intention to purchase this real estate is disclosed in the Company's Annual Report on Form 10-K for each of the fiscal years ended December 31, 1999 and 2000, and in the Company's proxy statements relating to the 2000 annual meeting of stockholders and 2001 annual meeting of stockholders, each as filed with the Securities and Exchange Commission. The purchase was delayed until the divestiture of the Company's subsidiary, Channelhealth Incorporated, which was completed in January 2001.

Copies of two purchase and sale agreements relating to the purchase described in this Item 5 are filed herewith as Exhibits 99A and 99B, respectively, and are incorporated herein by reference in their entirety. The foregoing description of the terms of these agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.


EXHIBIT NO.               DESCRIPTION                                 PAGE
-----------               -----------                                 ----
99A                       Purchase and Sale Agreement by              4
                          and between BDP Realty Associates
                          and IDX Systems Corporation dated as
                          of April 19, 2001 for 1400 and 1500
                          Shelburne Road property

99B                       Purchase and Sale Agreement by              27
                          and between BDP Realty Associates
                          and IDX Systems Corporation dated
                          as of April 19, 2001 for 50 Green
                          Mountain Drive property



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IDX SYSTEMS CORPORATION
                                 (Registrant)



Date:  April 27, 2001            By: /S/ JOHN A. KANE
                                    ___________________________________
                                    John A. Kane
                                    Vice President, Finance and Administration
                                    Chief Financial Officer, and Treasurer

                                                                     EXHIBIT 99A




                           PURCHASE AND SALE AGREEMENT
                       THIS IS A LEGALLY BINDING CONTRACT


         THIS AGREEMENT is made and entered into as of this 19th of April 2001 between BDP Realty Associates, a Vermont general partnership with a place of business in the City of South Burlington, hereinafter called SELLER, and IDX

Systems Corporation, a Vermont corporation with a place of business in the City of South Burlington, Vermont, hereinafter called BUYER.

WITNESSETH

         In consideration of the mutual agreements of the parties herein contained, it is agreed as follows:

        1. PREMISES: SELLER agrees to sell and BUYER agrees to buy certain lands and premises  (hereinafter  "Premises") located in the City of South Burlington,

in the County of  Chittenden  and State of  Vermont.  The  Premises  are further described as being located at 1400 & 1500  Shelburne  Road, in the City of South

Burlington,  Vermont,  containing  14.4  acres,  more  or  less,  together  with improvements  thereon.  The  Premises  are more  particularly  described  in the attached Schedule A.

        2. PURCHASE  PRICE.  The total  purchase price to be paid by BUYER to

SELLER for the  Premises  shall be  Fourteen  Million  Four  Hundred  Twenty-Six

Thousand and No/100ths  Dollars  ($14,426,000.00).  The purchase  price shall be payable as follows:

        Ninety-Six  Thousand  and  No/100ths  Dollars  ($96,000.00) herewith as a deposit, the receipt of which is acknowledged by SELLER. The deposit shall be held in an interest bearing
escrow account by The Howard Bank. The deposit and accrued interest shall be disbursed and applied against the Purchase Price at closing, or shall otherwise be disbursed according to the terms of this Agreement. The balance of the purchase price is to be paid by cash, certified check, or cashier's check at closing.

        3. CLOSING DATE: The closing shall take place on or before April 19,

2001 at a mutually agreed upon time and location. Closing may take place earlier if the parties agree. At BUYER's  option,  BUYER may extend the closing date for sixty  (60)  days upon the  payment  of an  additional  deposit  of One  Hundred

Ninety-Two  Thousand and No/100ths Dollars  ($192,000.00) which shall be held in the deposit escrow account described in Paragraph 2 above.

        4.  CLOSING DOCUMENTS; BUILDING EXPANSION PROJECT:

        A. SELLER agrees that upon tender of the balance of the purchase price as hereinabove provided at the time of closing, SELLER will execute and deliver to BUYER a good and sufficient Warranty Deed for the Premises, free and clear of all liens and encumbrances (other than mechanic's and materialmen's liens relating to the Building Expansion Project, as defined below), furnished and paid for by SELLER, conveying marketable fee simple title as defined by Vermont law. At no additional cost, SELLER shall also convey, by appropriate assignment,

with all necessary consents obtained, all plans and municipal and state approvals and permits necessary for commencement of the Building Expansion

Project.

         SELLER shall also deliver the following at closing:

        o   a Vermont Real Property Transfer Tax Return;

        o   a Vermont Land Gains LG-2 Return (if necessary);

         o a Commissioner's Certificate of Reduced Withholding in the event

         SELLER requests that BUYER withhold a reduced Vermont income tax amount;

         o an affidavit to the effect that SELLER is not a foreign

         person as that term is used in Section 1445 of the Internal Revenue

         Code;

         o reasonable evidence that SELLER has duly authorized the

         execution, delivery and performance of this agreement and the incumbency and authority of the representatives of SELLER signing this agreement and the other closing documents to be executed by SELLER;

         o a certificate confirming that the representations and warranties made by SELLER in Paragraph 14 are true and correct in all material respects, or disclosing any facts discovered subsequent to the date hereof which are contrary to any such representations and warranties;

         o copies or originals, as the case may be, of the maps, files, books and records in SELLER's possession relating solely to the Premises to be conveyed in accordance with this agreement; and

         o an owner's affidavit as required by the title insurance company issuing the owner's policy, if any, to be purchased by BUYER.

        At closing, BUYER shall deliver to SELLER the following:

        o the balance of the Purchase Price;

        o a Vermont Real Property Transfer Tax Return;

        o a Vermont Land Gains LG-1 Return (if necessary); and

        o evidence satisfactory to SELLER that BUYER has duly authorized the execution, delivery and performance of this agreement and the incumbency and authority of the officers of BUYER signing this agreement and the other closing documents to be executed by BUYER.

        B.  The  Building  Expansion  Project  is  defined  as the  first  phase of the improvements described in Land Use Permit #4C0391-09 issued to SELLER and recorded in Volume 459, Page 352 of the City of South  Burlington  land records,

and in  the  following  permits  which  are  incorporated  in  Land  Use  Permit

#4C0391-09:  (i) Water Supply and Wastewater Disposal Permit #WW-4-0442-1 issued on June 17,  1999,  (ii) Final  Discharge  Permit  #1-0512  [sic;  the permit is entitled  Amended  Discharge  Permit  #1-0512]  issued on June 8, 1999 [sic; the permit was issued on July 8, 1999];  and (iii)  Public  Water  System  Permit to

Construct  #5091  issued on May 6, 1999 (such  permits,  together  with Land Use

Permit #4C0391-09,  are collectively  referred to as the "Act 250 Permit").  The

Act 250 Permit covers all improvements in a phased  development to take place at the Premises and additional  premises located at 50 Green Mountain Drive,  South

Burlington,  Vermont (which property is covered by a Purchase and Sale Agreement of even date  herewith  by and  between  BUYER  and  SELLER  and is  hereinafter referred to as the "Allson  Parcel"),  over  approximately  six years. The first phase  of the  development  described  in the Act  250  permit  constitutes  the

Building  Expansion  Project and consists of (i) an approximately  90,000 square foot,  three story office  building at 1500  Shelburne  Road (which is the first phase of the  239,708  square  foot,  six  story  office  and  storage  building referenced in the Act
                                       4

250  Permit),  (ii) an  approximately  20,500  square foot,  two story  facility containing a new reception area, multi-media center, kitchen and employee dining hall linking the existing  124,200 square foot office building at 1400 Shelburne

Road to the new 90,000 square foot office building at 1500 Shelburne Road, (iii)

the extension of Green Mountain and IDX Drives and off-site traffic improvements to  Route 7  (Shelburne  Road),  and (iv) all  related  infrastructure  and site improvements  to be built in connection with such buildings and road and traffic improvements, including any such infrastructure and site improvements located on the Allson Parcel.

        5.  EXISTING  LEASE:  Effective  upon  closing,  the Amended and

Restated  Lease  Agreement,  dated as of  November  1, 1997  (together  with all predecessor lease agreements and all amendments thereto,  the "Lease Agreement")

between the parties hereto shall become null and void,  subject,  however,  that the Minimum Rent and Additional Rent, as defined in the Lease  Agreement,  shall be pro-rated (or refunded as appropriate) through the time of closing.

        6.  CONDITIONS  TO PURCHASE: BUYER's obligation to purchase is conditioned  upon (i) the  results  of such tests and  inspections  as BUYER may require, including, but not limited to, a Phase 1 environmental site assessment,

asbestos  and radon tests,  and  mechanical,  structural,  and termite and other wood-boring  insect  inspections,  such tests and inspections to be conducted by professionals  of BUYER'S choice,  to be completed at BUYER's sole expense prior to the closing date, (ii) delivery by SELLER of all approvals, permits, consents and licenses, including those of all governmental authorities having jurisdiction over the Premises, necessary in connection with the operation of the Premises (exclusive of the Building Expansion Project) and necessary for the commencement of the  construction  of the Building  Expansion  Project,  and the expiration of applicable  appeal periods without appeal by any party,  and (iii)

closing  on the sale of the  Allson  Parcel.  SELLER  agrees to advise  BUYER in writing of all environmental  hazards known to it on the Premises being conveyed under this  agreement  and to deliver  evidence of such  permits,  consents  and licenses  prior to the  closing.  Results of all  inspections  and tests must be satisfactory  to BUYER, in BUYER's sole  discretion.  In the event the result of any inspections or tests are not satisfactory to BUYER or evidence of any of the required permits,  consents and licenses are not delivered,  SELLER, at SELLER's sole expense,  may correct any  deficiencies  revealed by those  inspections  or tests and  obtain the  required  permits,  consents  and  licenses  prior to the closing  date or  within  fifteen  (15)  days  from the date of this  agreement,

whichever is later.  In the event the result of any inspections or tests are not satisfactory to BUYER or evidence of any of the required  permits,  consents and licenses is not delivered,  and SELLER elects not to correct those  deficiencies or obtain such  permits,  consents  and  licenses as provided  above,  and BUYER elects not to complete the purchase,  then BUYER may rescind this  agreement and be entitled to the BUYER's Default Award,  defined in Paragraph 9(b) below. Upon request,  BUYER shall  provide  SELLER  with copies of all tests and  inspection reports and any  permits,  consents  and  licenses  BUYER  obtains  prior to the closing.  BUYER shall  notify  SELLER of BUYER's  decision  not to complete  the purchase based upon the results of such inspections and tests or absence of such permits, consents and licenses at the expiration of SELLER's cure period, as provided above.

        By failing to terminate this agreement as provided above, BUYER acknowledges  that it has been provided an adequate  opportunity  to conduct its due diligence on the Premises with respect to matters  covered by such tests and inspections,  and, except with respect to SELLER's representations in Section 14 of this agreement, it is acquiring the Premises in its current "as is" condition based solely on its own due  diligence.  BUYER further  acknowledges  and agrees that,  except for SELLER's  representations  in Section 14 of this Agreement and

SELLER's  delivery of evidence of all required  permits,  approvals and licenses pursuant to this Section 6, neither  SELLER nor  SELLER's  employees,  agents or representatives  have made any representation or warranty as to the condition of the Premises,  the absence of any necessary permits,  approvals or licenses,  or the presence or absence of any  hazardous  materials on, in, under or within the

Premises;  that the  Premises  shall be  conveyed by SELLER to BUYER "as is" and

"with all faults;" and that  neither  SELLER nor its agents,  employees or other representatives have made any guarantee,  representation or warranty, express or implied,  (and SELLER shall not have any liability  whatsoever) as to the value,

uses,  habitability,   condition,  design,  operation,  financial  condition  or

prospects,  or fitness for a  particular  purpose or use of the  Premises or any part thereof,  or information  supplied to BUYER with respect thereto.  Further,

except  with  respect  to any  breach of its  representations  in  Section 14 or failure to deliver  evidence of all required  permits,  approvals or licenses in accordance with this Section 6, SELLER shall have no liability for any latent, hidden or patent defect as to the Premises, or the failure of the Premises,  or any part thereof, to comply with any applicable laws and regulations,  including building codes, zoning, land use,  subdivision,

water supply and wastewater,  or Act 250. The provisions of this Section 6 shall survive the closing.

        7. RISK OF LOSS AND INSURANCE. SELLER covenants and agrees to maintain fire  insurance and extended  coverage on all buildings on the Premises for the full replacement  value until the date of closing.  BUYER shall carry or cause  Kessel/Duff  Corporation  to carry the builder's  risk  insurance for the

Building  Expansion  Project.  In the event that the Premises are  substantially damaged or  destroyed  by fire or other  casualty  prior to the date of closing,

then the BUYER shall have the option to either:

        A.  Receive from SELLER any and all insurance proceeds received by

SELLER by reason of the damage or  destruction,  in which  event this  agreement shall continue in full force and effect; or

        B.  Rescind this agreement and be entitled to have and receive from

SELLER  BUYER's Default Award.

        8. LICENSE TO CONSTRUCT BUILDING EXPANSION PROJECT:  So long as BUYER is not in default of this  Agreement,  BUYER shall have a license and all necessary easements to pursue  construction of the Building  Expansion Project at its sole cost, expense and risk.  Construction shall be in accordance with applicable law and the  plans,  permits  and  approvals  obtained  by SELLER  for the  Building

Expansion Project, with reasonable amendment or modification as deemed necessary by BUYER. SELLER represents and
warrants  that it has  incurred  all  costs  to the  date of this  agreement  in connection with the procurement of the permits and approvals  listed on Schedule

B; and BUYER represents and warrants that it has incurred all other costs to the date of this agreement in connection with the Building  Expansion  Project (with the  exception of certain  building  risk  premiums  which have been paid for by

Kessel/Duff  Corporation).  All costs  associated  with the  Building  Expansion

Project from the date of this  agreement,  including  permit  application  fees,

impact fees and utility hook-on or connection  fees, shall be borne by BUYER. In the event the closing does not occur, BUYER shall restore any damage to SELLER's existing buildings or improvements resulting from such construction. BUYER shall indemnify,  defend and hold SELLER and its successors and assigns  harmless from any claim, damage, cost or expense,  including  reasonable  attorneys' fees, for any damage to SELLER's  existing  buildings or  improvements  or the property of third  persons  and/or  adjacent  property of third  parties or for any personal injuries arising in whole or in part from any construction  activities performed by BUYER or BUYER's  agents,  employees  or  invitees on the  Premises.  BUYER's obligations under this Section 8 shall survive the termination of this agreement for any reason.  Ownership of the  improvements  constructed by BUYER under this license shall accrue to SELLER in the event that closing does not occur.

        9. DEFAULT.

        A. If SELLER has satisfied all of its obligations under this agreement within the time periods required therefor, and BUYER, without just cause, shall fail or neglect to pay the balance of the purchase price at the time of closing as herein provided, then at the election of SELLER, this agreement shall terminate and SELLER may retain the deposit and all interest earned thereon as agreed and satisfactory liquidated damages or pursue all legal and equitable remedies provided by law, including without limitation,

damages and/or specific performance.


         B. In the event that SELLER shall be unable or shall fail, upon tender by the BUYER of the balance of the purchase price as hereinabove provided at the time of closing,  to comply with the terms of this  agreement and deliver to the

BUYER  a  good  and  sufficient   conveyance  together  with  all  documents  as

hereinabove  provided,  then at the  election of BUYER,  this  agreement  may be rescinded  and BUYER shall be entitled to have and receive  back from SELLER (i)

the deposit and all interest  earned  thereon,  and (ii) the Building  Expansion

Costs (said deposit and accrued  interest  together with the Building  Expansion

Costs are hereinafter collectively called the "BUYER's Default Award") as agreed and satisfactory  liquidated damages or BUYER may pursue all legal and equitable remedies provided by law, including, without limitation, damages and/or specific performance.  The Building  Expansion Costs are defined as all costs expended by

BUYER,  including  builder's  risk  insurance  premiums  incurred  by  BUYER  in connection with the Building Expansion  Project,  together with 10% interest per annum from date of BUYER's expenditure until reimbursed. BUYER and SELLER hereby agree that BUYER's if BUYER elects to receive the reimbursement for the Building

Expansion Costs described in the previous sentence pursuant to this or any other provision of this  agreement  (including  any  provision  for payment of BUYER's

Default Award),  then BUYER and SELLER shall enter into a commercial  triple-net lease for the improvements  constituting the Building Expansion  Project,  which lease shall commence upon substantial completion of the

Building Expansion Project, subject only to minor punch-list items, and shall be on the same terms and  conditions  as then in effect  under the Lease  Agreement referred to in Section 5 (including  the  termination  date  thereof),  with the exception of the amount of minimum rent.  Minimum rent under such lease shall be a calculated rent based upon the sum of (i) the Building  Expansion Costs,  (ii)

the  costs  incurred  by  SELLER  prior  to the date of this  Agreement  for the

Building  Expansion  Project,  and  (iii)  the costs to  complete  the  Building

Expansion Project, amortized over a period of ten (10) years, plus a fair annual rate of return to SELLER taking into account such costs and amortization  period and the credit worthiness of BUYER as a tenant.

         10.  TITLE EXAMINATION:  BUYER, at BUYER's sole cost and expense, shall cause  title to the  Premises  to be examined  and prior to the  closing,  shall notify  SELLER's  attorney of the  existence of  encumbrances  or defects  which render title  unmarketable as defined by Vermont law. Promptly following receipt of such notice,  SELLER shall endeavor to remove the specified  encumbrances  or defects.  If, after the  expiration of thirty (30) days following the receipt of such notice or on the date set forth for closing,  whichever is later, SELLER is unable to  convey  marketable  title  free and  clear of such  encumbrances  and defects,  BUYER may either (i)  terminate  this  agreement  and, if so, shall be entitled  to  receive  the  BUYER's  Default  Award;  or (ii) elect to close the transaction  taking title subject to the  enumerated  defects and  encumbrances.

However,  if the defect or encumbrance on the Premises is one which may be cured by the payment of money,  such as  mortgages,  taxes or  attachment  liens or by obtaining a license,  corrective  deed,  permit or a  certificate  of occupancy,

SELLER shall have an affirmative  obligation to cure such defect or encumbrance,

and if SELLER fails to do so, BUYER shall have the additional option of either (a) curing such defect or encumbrance and deducting  the cost of doing so  (including  attorneys'  fees) from the purchase price (in which event BUYER may, at its election, either (x) extend the date for closing as  reasonably  necessary  to complete  such cure,  or (y) require  that sufficient  funds be escrowed at closing to cover twice the anticipated  cost to reimburse BUYER for its costs in effecting such cure), or (b) demanding specific performance of this agreement, compensatory damages and attorneys' fees.

         11. TRANSFER TAX AND LAND GAIN TAX: BUYER shall be responsible for and shall pay the  Vermont  property  transfer  tax due on the sale  covered by this agreement.  Any land gains tax due on this sale shall be the  responsibility  of

SELLER.  At or prior to closing,  SELLER shall provide  BUYER with  satisfactory proof  either  that  there is no such  tax due or that the tax has been  paid in full.

         12. SUCCESSORS: This agreement shall be binding upon and extend to the respective successors and assigns of the parties hereto. This agreement contains the entire  agreement by and between SELLER and BUYER and supersedes any and all prior  agreements,  written or oral.  No  modification,  amendments  or deletion affecting  this  agreement  shall be  effective  unless in writing and signed by

SELLER  and  BUYER.   The  law  of  Vermont   shall   govern  the  validity  and

interpretation of the provisions of this agreement.

         13. SELLER'S COVENANTS: After the execution of this agreement, and until the  expiration or sooner  termination  of this  agreement or the closing,

SELLER shall not: (i) grant or consent to any new easements,  leases,  licenses,

grants or any  other  interest  or estate  affecting  the  Premises  or any part thereof without the prior written consent of BUYER; (ii) enter into or agree to any modification or amendment of any existing easements, leases, licenses,

grants or any  other  interest  or estate  affecting  the  Premises  or any part thereof without the prior written consent of BUYER; or (iii) further encumber or permit any liens against the Premises. In the event any easement or other estate is granted  with the  consent of BUYER,  and  consideration  is paid for it, the parties agree that the proceeds (less any expenses  incurred in connection  with the  granting  of such  easement  or estate)  shall be  credited to BUYER at the closing.

         14.  SELLER'S REPRESENTATIONS AND WARRANTIES

         A. To the best of SELLER's knowledge, none of the Premises has ever been used to generate,  manufacture,  refine, treat, store, handle or dispose of any toxic and/or hazardous  wastes,  substances,  materials and the like; to the best of  SELLER's  knowledge,  SELLER has not caused or  permitted  to exist any above ground or  underground  tanks for the storage of, nor has SELLER caused or permitted  to exist  any  release,  spill,  leak,  pumping,  emitting,  pouring,

emptying,  dumping,  storage or disposal or any petroleum or petroleum products,

toxic  and/or  hazardous  waste,  substance,  materials or the like on or at the

Premises,   including   without   limitation,   the   presence  of  asbestos  or

polychlorinated  biphenyl  fluids  ("PCBs");  SELLER  has  no  knowledge  of the existence  of any toxic or hazardous  waste or  substance  or any  environmental pollution or contamination at or in the Property,  including without limitation,

the presence of asbestos,  formaldehyde or  formaldehyde  based  insulation,  or

PCBs;  no federal,  state,  or local agency or  authority  has issued any claim,

notification,  order or violation or instituted any action,  suit, or proceeding concerning oil or hazardous materials,  hazardous substances or hazardous wastes or any other  contaminate  or  pollutant  with  respect to the  Premises or with respect to the
                                       13
release of such oil or hazardous  materials,  hazardous  substances or hazardous wastes or any other contaminant or pollutant on any adjoining  property;  SELLER is not aware of any  condition or  occurrence  which could give rise to any such claim,  notification,  order, violation,  action, suit or proceeding, and SELLER has, to the best of its knowledge, complied with all laws, ordinances, rules and regulations of all federal, state, and local agencies and authorities.

        B. SELLER has obtained a final City of South Burlington final plat approval  dated February 9, 1999,  State of Vermont  Wastewater and Water Supply

Permit No. WW-4-0442-1 dated June 17, 1999, State of Vermont Land Use Permit No.

4C0391-9  issued July 30, 1999,  State of Vermont Amended  Discharge  Permit No.

1-0512  dated  July 8, 1999,  State of Vermont  Public  Water  System  Permit to

Construct No. 5091 dated May 6, 1999 and State of Vermont Air Pollution  Control

Permit No.  AP-9-001  dated June 29, 1999 for the  construction  of the Building

Expansion  Project,  and the  applicable  appeal  periods  with  respect to such permits  and  approvals  have run  without the filing of an appeal by any party.

BUYER shall be responsible  for and SELLER shall not interfere  with  (including using  reasonable  efforts to cooperate with BUYER, at BUYER'S  expense) BUYER'S complying  and/or  satisfying the terms and  conditions of the  above-referenced permits and  approvals  in  connection  with its  construction  of the  Building

Expansion Project and shall be responsible for obtaining any other permits which may be required for the construction  and/or occupancy of the Building Expansion

Project.

         C.  No consent or approval is needed from any governmental agency for the transfer of the Premises under any law, code, ordinance, rule or regulation.

         D. At closing, no person, firm, corporation or entity other than BUYER will have any right or option to acquire or to lease or occupy the  Premises  or any portion thereof or any interest therein.

         E. At closing, no default or breach will exist under any of the covenant,  conditions,  restrictions,  rights-of-way or easements  affecting the

Premises or any portion  thereof  which are to be performed or complied  with by

SELLER.
         F. At closing, there shall be no law suits or litigation pending against the Premises  caused by acts of SELLER,  and there shall be no claims or offsets of any kind or nature which affect title to the Premises.

         The representations and warranties contained in this Paragraph 14 shall survive the Closing.

         15. BUYER'S REPRESENTATIONS AND WARRANTIES

         A. To the best of BUYER's knowledge, none of the Premises has ever been used to generate,  manufacture,  refine,  treat, store, handle or dispose of any toxic and/or hazardous wastes,  substances,  materials and the like; to the best of  BUYER's  knowledge,  BUYER has not  caused or  permitted  to exist any above ground  or  underground  tanks  for the  storage  of,  nor has  BUYER  caused or permitted  to exist  any  release,  spill,  leak,  pumping,  emitting,  pouring,

emptying,  dumping,  storage or disposal or any petroleum or petroleum products,

toxic  and/or  hazardous  waste,  substance,  materials or the like on or at the

Premises,   including   without   limitation,   the   presence  of  asbestos  or

polychlorinated  biphenyl  fluids  ("PCBs");  BUYER  has  no  knowledge  of  the existence of any toxic or hazardous waste or substance or any environmental pollution or contamination at or in the Property, including without limitation,

the presence of asbestos,  formaldehyde or  formaldehyde  based  insulation,  or

PCBs;  no federal,  state,  or local agency or  authority  has issued any claim,

notification,  order or violation or instituted any action,  suit, or proceeding concerning oil or hazardous materials,  hazardous substances or hazardous wastes or any other  contaminate  or  pollutant  with  respect to the  Premises or with respect to the release of such oil or hazardous materials,  hazardous substances or hazardous  wastes or any other  contaminant  or  pollutant  on any  adjoining property;  BUYER is not aware of any  condition or  occurrence  which could give rise  to any  such  claim,  notification,  order,  violation,  action,  suit  or proceeding, and BUYER has, to the best of its knowledge, complied with all laws,

ordinances,  rules and regulations of all federal, state, and local agencies and authorities.  All  representations  and  warranties  of BUYER  contained in this

Section  15(A) shall  specifically  exclude any  knowledge or awareness of BUYER attributable to Richard Tarrant or Robert Hoehl.

         B. At closing, there shall be no law suits or litigation pending against the  Premises  caused by acts of BUYER,  and there shall be no claims or offsets  of  any  kind  or  nature  which  affect  title  to the  Premises.

        16.  COMMISSIONS  AND FEES. The parties warrant and represent to each other that they have no knowledge  of any real estate  broker or agent to whom a commission may be payable as a result of this  transaction or any such knowledge of any other finder's fees or commissions related thereto.  Each party agrees to indemnify  and hold  harmless  the other for all  claims or  demands of any real estate  agent  or  broker  claiming  by,  through  or  under  such  party.  This indemnification
                                       16
shall also include payment of costs and attorneys' fees incurred by a party in defense of a claim for such real estate commissions or fees.

         17. Apportionments.  All property taxes and other municipal charges assessed against the Premises shall be apportioned at closing in accordance with the terms of the Lease Agreement.

         IN WITNESS WHEREOF, we hereunto set our hands and seals as of the day and year first above written.

  In Presence of:
                                           BDP Realty Associates



/S/ MOLLY LEBOWITZ                         By:/S/ RONALD L. ROBERTS
-----------------------------                 ----------------------------------
      Witness                                 Its duly authorized partner




                                           IDX Systems Corporation


/S/ DIANE L. BROWN                         By:/S/ JOHN A. KANE
-----------------------------                 ----------------------------------
      Witness                                 Its duly authorized partner

                                   SCHEDULE A

                              Property Description
                              --------------------

Being two parcels of land with all improvements thereon or to be constructed thereon and all appurtenances thereto located easterly of Shelburne Road, in the City of South Burlington, Vermont, known and designated as Lot A (1500 Shelburne
Road), containing 4.837 acres, more or less, and Lot B (1400 Shelburne Road), containing 9.606 acres, more or less, as depicted on a plat entitled: "Boundary Survey, BDP Realty Associates, Shelburne Road, South Burlington, Vermont," prepared by Krebs & Lansing Consulting Engineers, Inc., dated July 30, 1998 and recorded in Map Volume 430 at Page 32 of the City of South Burlington Land
Records (the "Plat"). The Property is more particularly described, with reference to the Plat, as follows:

         Commencing at a concrete monument located in the easterly boundary of Shelburne Road at a point which forms the intersection with the southerly boundary of Holmes Road Extension; thence proceeding in a southerly direction in and along the easterly boundary of Shelburne Road S18(degree)02'47"W a distance of 525.43 feet to a concrete monument; thence continuing in and along the easterly boundary of Shelburne Road S18(degree)02'47"W a distance of 370.09 feet to a concrete monument set in the northerly boundary of lands now or formerly of the Allson Partnership; thence turning to the left and proceeding in an easterly direction in and along the northerly boundary of lands now or formerly of the Allson Partnership S74(degree)39'23"E a distance of 570.11 feet to a concrete monument; thence turning to the left and proceeding N18(degree) 00'50"E a distance of 70.08 feet to an iron pipe; thence continuing along N18(degree)00'50"E a distance of
         300.00 feet to a concrete monument; thence turning to the right and proceeding S74(degree)39'23"E a distance of 290.96 feet to a point located in the westerly boundary of Green Mountain Drive; thence turning to the left and proceeding in a northerly direction in and along the westerly boundary of Green Mountain Drive N18(degree)00'50"E a distance of 447.89 feet to a concrete monument, which monument forms the intersection of the westerly boundary of Green Mountain Drive and the southerly boundary of Holmes Road Extension; thence turning to the left and proceeding in a westerly direction in and along the southerly boundary of Holmes Road Extension N69(degree)29'34"W a distance of 860.45 feet to the point or place of beginning. All courses and distances are more or less.

Lot A is all and the same lands and premises conveyed to BDP Realty Associates by Warranty Deed from National Life Insurance Company dated January 18, 1979 and recorded in Volume 146 at Pages 459-463 of the City of South Burlington Land Records. Also included is a portion of the lands and premises conveyed by the Deed to BDP Realty Associates from the City of South Burlington dated September 9, 1991 and recorded in Volume 317 at Pages 210-211 at the City of South Burlington Land Records.

Lot B is all and the same lands and premises conveyed to Hatco Associates by Warranty Deed of the National Life Insurance Company dated January 18, 1979 and recorded in Warranty Volume 146 at Pages 454-458 of the City of South Burlington Land Records and subsequently conveyed by Hatco Associates to BDP Realty Associates by Quit Claim Deed dated July 5, 1979 and recorded in Quitclaim Volume 141 at Pages 233-235 of the City of South Burlington Land Records, excepting therefrom the lands and premises conveyed to the City of South Burlington by Irrevocable Offer of Dedication (for Holmes Road Extension) dated April 26, 1988 and recorded in Volume 261 at Page 125 of the City of South Burlington Land Records, as amended by Amended Irrevocable Offer of Dedication dated June 15, 2000 and recorded in Volume 477 at Page 387 of the City of South

Burlington Land Records. Also included is a portion of the lands and premises conveyed by the Deed to BDP Realty Associates from the City of South Burlington dated September 9, 1991 and recorded in Volume 317 at Pages 210-211 at the City of South Burlington Land Records. Also excepted are the lands and premises conveyed by BDP Realty Associates to the City of South Burlington by Replacement Warranty Deed dated June 15, 2000 and recorded in Volume 477 at Page 398 of the City of South Burlington Land Records.

The Property is conveyed subject to and with the benefit of the following: (a) taxes assessed on the Grand List of April 1, 2000 not delinquent on the date of this Deed, which the Grantee herein assumes and agrees to pay as part of the consideration for this Deed, subject to such taxes being prorated between Grantor and Grantee on the date this Deed is delivered; and (b) the provi-sions of municipal ordinances, public laws, and special acts; and (c) all easements, rights-of-way, covenants, permits and restrictions depicted on the Plat, including, but not by way of limitation:

1. Easement Deed of National Life Insurance Company to Green Mountain Power Corporation dated September 21, 1961 and recorded in Volume 63 at Page 90 of the City of South Burlington Land Records.

2. Easement Deed of National Life Insurance Company to the University of Vermont and Agricultural College dated November 27, 1968 and recorded in Volume 89 at Page 123 of the City of South Burlington Land Records.

3. Easements for roads described the Deed from National Life Insurance Company to the City of South Burlington dated January 6, 1976 and recorded in Volume 126 at Page 289 of the City of South Burlington Land Records.

4. Easement conveyed to Green Mountain Power Corporation by instrument dated April 8, 1974 and recorded in Volume 109 at Page 518 of the City of South Burlington Land Records.

5. Spring rights described in the Deed of Fortis H. Abbot and Sadie M. Abbot to Vermont Agricultural College dated January 30, 1952 and recorded in Volume 30 at Page 286 of the City of South Burlington Land Records, as modified by an agreement recorded in Volume 22 at Page 393 of the City of South Burlington Land Records.

6.      Protective Covenants set forth in the Warranty Deed from National
        Life Insurance Company to Hatco Associates dated January 18, 1979 and recorded in Volume 146 at Pages 454-458 of the City of South Burlington Land Records and in the Warranty Deed from National Life Insurance Company to BDP Realty Associates dated January 18, 1979 and recorded in Volume 146 at Pages 459-463 of the City of South Burlington Land Records, but only to the extent said Protective Covenants, which appear to have expired under their own terms without recordable evidence of their continuation, have been continued.

7. Utility easement conveyed to Vermont Gas Systems, Inc. by instrument dated August 28, 1987 and recorded in Volume 251 at Page 64 of the City of South Burlington Land Records.

8. Terms and conditions of an Agreement between Dennis L. Blodgett, Gerald C. Milot and BDP Realty Associates dated November 15, 1988 and recorded in Volume 272 at Page 194 of the City of South Burlington Land Records.

9.      Irrevocable Offer of Dedication for Holmes Road Extension by BDP
        Realty to City of South Burlington dated April 26, 1988 of record in Volume 261 at Page 125 of the City of South Burlington Land Records, as amended by Amended Irrevocable Offer of Dedication dated June 15, 2000 and recorded in Volume 477 at Page 387 of the City of South Burlington Land Records.

10. Utility easement and right of way conveyed to Dennis L. Blodgett and Plaza Investments by Easement Deed dated February 16, 1989 and recorded in Volume 275 at Page 583 of the City of South Burlington Land Records.

11. Easement and right of way for motor vehicles and pedestrian travel conveyed to Dennis L. Blodgett and Plaza Investments conveyed by Easement Deed dated February 16, 1989 and recorded in Volume 275 at Page 580 of the City of South Burlington Land Records.

12. The Property has the benefit of an easement and right of way for motor vehicles and pedestrian travel conveyed by Easement Deed of Dennis
        L. Blodgett and Plaza Investments dated February 6, 1989 and recorded in Volume 276 at Page 221 of the City of South Burlington Land Records.

13.     Utility easement conveyed by I.D.X. Corporation [sic] to Green
        Mountain Power Corporation and New England Telephone and Telegraph Company by instrument dated June 24, 1988 and recorded in Volume 270 at Page 348 of the City of South Burlington Land Records.

14. Utility easement conveyed by BDP Realty Associates to Vermont Gas Systems, Inc. dated February 21, 1997 and recorded in Volume 405 at Page 607 of the City of South Burlington Land Records.

15.     Utility easement by I.D.X. Corporation [sic] to Green Mountain
        Power Corporation dated November 18, 1993 and recorded in Volume 356 at Page 645 of the City of South Burlington Land Records.

16. Terms and conditions of State of Vermont Land Use Permit No. 4C0094 dated March 30, 1973, as amended from time to time, including, without limitation, Land Use Permit Amendment No. 4C0094-1 dated October 30, 1978; and Land Use Permit Amendment No.4C0094-4 dated March 16, 1999 and recorded in Volume 449 at Page 330 of the City of South Burlington Land Records.

17. Terms and conditions of State of Vermont Land Use Permit No. 4C0391 dated April 23, 1979 and recorded in Volume 150 at Pages 119-120 of the City of South Burlington Land Records, as amended from time to time, including, without limitation, Land Use Permit Amendment No. 4C0391-7 dated November 12, 1991 and recorded in Volume 312 at Pages 640-644 of the City of South Burlington Land Records; Land Use Permit Amendment No. 4C0391-8 dated November 19, 1998 and recorded in Volume 441 at Pages 436-437 of the City of South Burlington Land Records; and Land Use Permit Amendment No. 4C0391-9 dated July 30, 1999 and recorded in Volume 459 at Pages 352-257 of the City of South Burlington Land Records.

18. Terms and conditions of State Subdivision Permit No. EC-4-2136-2 dated September 25, 1998 and recorded in Volume 438 at Pages 530-532 of the City of South Burlington Land Records, and permits referenced therein including Certificates of Compliance Nos. 4C0931 through 4C0391-5, Public Building Permit No. PB-4-1255 and Water Supply and Wastewater Disposal Permit No. WW-4-0442.

19. Terms and conditions of the municipal permits and approvals for the Property including, without limitation, planning commission approvals dated February 9, 1999; September 22, 1998; April 14, 1998; December 15, 1987; March 12, 1985; and January 23, 1973.

20. Sewer Main Easement from BDP Realty Associates to the City of South Burlington dated March 8, 2000 and recorded in Volume 485 at Pages 251-253 of the City of South Burlington Land Records.

Reference is also made to the plan entitled: "BDP Realty Associates, Shelburne Road, So. Burlington, Vt., Boundary Plat," prepared by Trudell Consulting Engineers, Inc., dated December 18, 1998, last revised January 18, 1999 and recorded in Map Volume 430 at Page 82 of the City of South Burlington Land Records (the "Trudell Plan"). To the extent that the Trudell Plan depicts additional lands which are not depicted on the Plat, Grantor hereby conveys, by quitclaim only, all of its right, title and interest in and to such additional lands.

Also included herewith and conveyed hereby, by quitclaim only, is all of Grantor's right, title and interest, if any, in the underlying fee title to any unaccepted portion or portions of Holmes Road Extension, as depicted on the Plat, which have been dedicated to the City of South Burlington by Irrevocable Offers of Dedication described above in Paragraph 9.

Grantor, by the execution of this Deed, and Grantee, by its acceptance of this Deed, hereby terminate and discharge a certain lease between BDP Realty Associates and IDX Corporation (now known as IDX Systems Corporation) dated March 1, 1989, as amended by Amendment dated December 19, 1989 and recorded in Volume 290 at Page 542 of the City of South Burlington Land Records, as further amended by Amendment to Lease, Lease Assignment and Estoppel Agreement dated January 25, 1993 and recorded in Volume 338 at Page 440 of the City of South Burlington Land Records, and by Amended and Restated Lease Agreement dated November 1, 1997, as evidenced by Short Form of Lease dated January 22, 1998 and recorded in Volume 421 at Pages 700-707 of the City of South Burlington Land Records.

Grantor and Grantee covenant and agree that in accordance with the February 9, 1999 approval by the South Burlington Planning Commission, the Property conveyed hereby shall merge with the title to Grantor's adjacent lands and premises, located at 50 Green Mountain Drive, which are being conveyed by Grantor to Grantee by deed of even date herewith.

Reference is hereby made to the above-mentioned instruments, the records thereof and the references therein contained in further aid of this description.

                                   SCHEDULE B


  1. City of South Burlington final plat approval dated February 9, 1999 of planned unit development as depicted on a 19 page set of plans, page (3) entitled "IDX, South Burlington, Vermont, Master Site Plan," prepared by Trudell Consulting Engineers, Inc., et al., dated November 12, 1998, last revised January 18, 1999.

  2. State of Vermont Wastewater and Water Supply Permit No. WW-4-0442-1 dated June 17, 1999.

  3.    State of Vermont Land Use Permit No. 4C0391-9 dated July 30, 1999.

  4.    State of Vermont Amended Discharge Permit No. 1-0512 dated July 8, 1999.

  5. State of Vermont Public Water System Permit to Construct No. 5091 dated May 6, 1999.

  6. State of Vermont Air Pollution Control Permit No. AP-9-001 dated June 29, 1999.

                                                                     EXHIBIT 99B



                           PURCHASE AND SALE AGREEMENT
                       THIS IS A LEGALLY BINDING CONTRACT


         THIS AGREEMENT is made and entered into as of this 19th of April 2001 between BDP Realty Associates, a Vermont general partnership with a place of business in the City of South Burlington, hereinafter called SELLER, and IDX

Systems Corporation, a Vermont corporation with a place of business in the City of South Burlington, Vermont, hereinafter called BUYER.

WITNESSETH

         In consideration of the mutual agreements of the parties herein contained, it is agreed as follows:

         1. PREMISES: SELLER agrees to sell and BUYER agrees to buy certain lands  and  premises  (hereinafter  "Premises")  located  in the  City of  South

Burlington,  in the County of Chittenden and State of Vermont.  The Premises are

further  described as being located at 50 Green Mountain  Drive,  in the City of

South Burlington,  Vermont,  containing 2.24 acres, more or less,  together with improvements  thereon.  The  Premises  are more  particularly  described  in the attached Schedule A.

        2. PURCHASE PRICE. The total purchase price to be paid by BUYER to

SELLER for the Premises shall be Six Hundred Twenty-Four  Thousand and No/100ths

Dollars ($624,000.00). The purchase price shall be payable as follows:

        Four Thousand and No/100ths Dollars ($4,000.00) herewith as a deposit,

the receipt of which is acknowledged by SELLER. The deposit shall be held in an interest bearing escrow
account by The Howard Bank. The deposit and accrued  interest shall be disbursed and  applied  against  the  Purchase  Price at closing,  or shall  otherwise  be disbursed according to the terms of this Agreement.  The balance of the purchase price is to be paid by cash, certified check, or cashier's check at closing.

         3. CLOSING DATE: The closing shall take place on or before April 19,

2001 at a mutually agreed upon time and location. Closing may take place earlier if the parties agree. At BUYER's option, BUYER may extend the closing date for sixty (60) days upon the payment of an additional deposit of Eight Thousand and

No/100ths Dollars ($8,000.00) which shall be held in the deposit escrow account described in Paragraph 2 above.

         4.  CLOSING DOCUMENTS; BUILDING EXPANSION PROJECT:

         A. SELLER agrees that upon tender of the balance of the purchase price as hereinabove provided at the time of closing,  SELLER will execute and deliver to BUYER a good and sufficient Warranty Deed for the Premises, free and clear of all liens and  encumbrances  (other  than  mechanic's  and  materialmen's  liens relating to the Building  Expansion  Project,  as defined below),  furnished and paid for by SELLER,  conveying marketable fee simple title as defined by Vermont law. At no additional cost, SELLER shall also convey, by appropriate assignment,

with all  necessary  consents  obtained,  all  plans  and  municipal  and  state approvals  and permits  necessary  for  commencement  of the Building  Expansion

Project.

         SELLER shall also deliver the following at closing:

         o  a Vermont Real Property Transfer Tax Return;

         o  a Vermont Land Gains LG-2 Return (if necessary);

         o a Commissioner's Certificate of Reduced Withholding in the event

        SELLER requests that BUYER withhold a reduced Vermont income tax amount;

         o an affidavit to the effect that SELLER is not a foreign person as that term is used in Section 1445 of the Internal Revenue Code;

         o reasonable evidence that SELLER has duly authorized the execution,

         delivery and  performance  of this agreement and the incumbency and authority of the  representatives  of SELLER  signing this  agreement and the other  closing documents to be executed by SELLER;

         o a certificate confirming that the representations and warranties made by SELLER in Paragraph 14 are true and correct in all material respects, or disclosing any facts discovered subsequent to the date hereof which are contrary to any such representations and warranties;

         o copies or originals, as the case may be, of the maps, files, books and records in SELLER's possession relating solely to the Premises to be conveyed in accordance with this agreement; and

         o an owner's affidavit as required by the title insurance company issuing the owner's policy, if any, to be purchased by BUYER.

        At closing, BUYER shall deliver to SELLER the following:

        o the balance of the Purchase Price;

        o a Vermont Real Property Transfer Tax Return;

        o a Vermont Land Gains LG-1 Return (if necessary); and

        o evidence satisfactory to SELLER that BUYER has duly authorized the execution, delivery and performance of this agreement and the incumbency and authority of the officers of BUYER signing this agreement and the other closing documents to be executed by BUYER.

        B. The Building Expansion Project is defined as the first phase of the improvements described in Land Use Permit #4C0391-09 issued to SELLER and recorded in Volume

459, Page 352 of the City of South Burlington land records, and in the following permits which are incorporated in Land Use Permit  #4C0391-09:  (i) Water Supply

and Wastewater  Disposal Permit #WW-4-0442-1 issued on June 17, 1999, (ii) Final

Discharge Permit #1-0512 [sic; the permit is entitled  Amended  Discharge Permit

#1-0512]  issued on June 8, 1999 [sic;  the permit was issued on July 8,  1999];

and (iii) Public Water  System  Permit to Construct  #5091 issued on May 6, 1999

(such  permits,  together  with Land Use  Permit  #4C0391-09,  are  collectively referred to as the "Act 250 Permit"). The Act 250 Permit covers all improvements in a phased  development to take place at the Premises and  additional  premises located at 1400/1500  Green Mountain  Drive,  South  Burlington,  Vermont (which property is covered by a Purchase and Sale  Agreement  of even date  herewith by and between BUYER and SELLER and is  hereinafter  referred to as the  "1400/1500

Parcel"),  over  approximately  six years.  The first  phase of the  development described in the Act 250 permit  constitutes the Building  Expansion Project and consists of (i) an approximately 90,000 square foot, three story office building at 1500 Shelburne Road (which is the first phase of the 239,708 square foot, six story office and storage  building  referenced  in the Act 250 Permit),  (ii) an approximately  20,500 square foot, two story facility containing a new reception area,  multi-media center, kitchen and employee dining hall linking the existing

124,200  square foot office  building at 1400  Shelburne  Road to the new 90,000 square foot office building at 1500 Shelburne Road, (iii) the extension of Green

Mountain and IDX Drives and off-site traffic  improvements to Route 7 (Shelburne

Road), and (iv) all related  infrastructure and site improvements to be built in connection
with  such  buildings  and road and  traffic  improvements,  including  any such infrastructure and site improvements located on the Premises.

        5. EXISTING LEASE: Effective upon closing, the Amended and Restated

Lease  Agreement,  dated as of November 1, 1997 (together  with all  predecessor lease agreements and all amendments thereto,  the "Lease Agreement") between the parties hereto shall become null and void,  subject,  however,  that the Minimum

Rent and Additional Rent, as defined in the Lease Agreement,  shall be pro-rated

(or refunded as appropriate) through the time of closing.

        6.  CONDITIONS TO PURCHASE:  BUYER's obligation to purchase is conditioned  upon (i) the  results  of such tests and  inspections  as BUYER may require, including, but not limited to, a Phase 1 environmental site assessment,

asbestos  and radon tests,  and  mechanical,  structural,  and termite and other wood-boring  insect  inspections,  such tests and inspections to be conducted by professionals  of BUYER'S choice,  to be completed at BUYER's sole expense prior to the closing date, (ii) delivery by SELLER of all approvals, permits, consents

and  licenses,   including  those  of  all   governmental   authorities   having

jurisdiction  over the Premises,  necessary in connection  with the operation of the Premises (exclusive of the Building Expansion Project) and necessary for the commencement of the  construction  of the Building  Expansion  Project,  and the expiration of applicable  appeal periods without appeal by any party,  and (iii)

closing on the sale of the  1400/1500  Parcel.  SELLER agrees to advise BUYER in writing of all environmental  hazards known to it on the Premises being conveyed under this agreement and to deliver evidence of such permits, consents and licenses prior to the closing. Results of all inspections and tests must be  satisfactory  to BUYER,  in BUYER's sole  discretion.  In the event the result of any inspections or tests are not  satisfactory to BUYER or evidence of any of the required permits, consents and licenses are not delivered, SELLER, at

SELLER's  sole  expense,   may  correct  any  deficiencies   revealed  by  those

inspections  or tests and obtain the  required  permits,  consents  and licenses prior to the  closing  date or  within  fifteen  (15) days from the date of this agreement,  whichever is later.  In the event the result of any  inspections  or tests are not satisfactory to BUYER or evidence of any of the required  permits,

consents and licenses is not  delivered,  and SELLER elects not to correct those deficiencies  or obtain such permits,  consents and licenses as provided  above,

and BUYER  elects not to complete  the  purchase,  then BUYER may  rescind  this agreement  and be entitled to the BUYER's  Default  Award,  defined in Paragraph

9(b) below.  Upon request,  BUYER shall provide  SELLER with copies of all tests and  inspection  reports and any permits,  consents and licenses  BUYER  obtains prior to the  closing.  BUYER shall  notify  SELLER of BUYER's  decision  not to complete the purchase  based upon the results of such  inspections  and tests or absence of such  permits,  consents and licenses at the  expiration  of SELLER's cure period, as provided above.

         By failing to terminate this agreement as provided above, BUYER acknowledges  that it has been provided an adequate  opportunity  to conduct its due diligence on the Premises with respect to matters  covered by such tests and inspections,  and, except with respect to SELLER's representations in Section 14 of this agreement, it is acquiring the

Premises in its current "as is" condition based solely on its own due diligence.

BUYER further acknowledges and agrees that, except for SELLER's  representations in Section  14 of this  Agreement  and  SELLER's  delivery  of  evidence  of all required  permits,  approvals  and licenses  pursuant to this Section 6, neither

SELLER  nor  SELLER's  employees,   agents  or  representatives  have  made  any

representation  or warranty as to the condition of the Premises,  the absence of any necessary permits,  approvals or licenses, or the presence or absence of any hazardous  materials  on, in,  under or within the  Premises;  that the Premises shall be  conveyed  by SELLER to BUYER "as is" and "with all  faults;"  and that neither SELLER nor its agents,  employees or other representatives have made any guarantee, representation or warranty, express or implied, (and SELLER shall not have any liability whatsoever) as to the value, uses,  habitability,  condition,

design, operation, financial condition or prospects, or fitness for a particular purpose or use of the Premises or any part thereof,  or information  supplied to

BUYER with respect  thereto.  Further,  except with respect to any breach of its representations  in Section 14 or failure to deliver  evidence  of all  required permits,  approvals or licenses in accordance  with this Section 6, SELLER shall have no liability for any latent, hidden or patent defect as to the Premises, or the failure of the Premises,  or any part thereof, to comply with any applicable laws and regulations,  including building codes, zoning, land use,  subdivision,

water supply and wastewater,  or Act 250. The provisions of this Section 6 shall survive the closing.

        7. RISK OF LOSS AND INSURANCE. SELLER covenants and agrees to  maintain  fire  insurance  and  extended  coverage on all  buildings  on the

Premises for the full replacement
value until the date of closing. BUYER shall carry or cause Kessel/Duff

Corporation to carry the builder's risk insurance for the Building Expansion

Project. In the event that the Premises are substantially damaged or destroyed by fire or other casualty prior to the date of closing, then the BUYER shall have the option to either: A. Receive from SELLER any and all insurance proceeds received by SELLER by reason of the damage or destruction, in which event this agreement shall continue in full force and effect; or B. Rescind this agreement and be entitled to have and receive from SELLER BUYER's Default Award.

        8.  License to Construct Building Expansion Project:  So long as BUYER is not in  default  of  this  Agreement,  BUYER  shall  have a  license  and all necessary  easements to pursue construction of the Building Expansion Project at its sole  cost,  expense  and risk.  Construction  shall be in  accordance  with applicable law and the plans,  permits and approvals  obtained by SELLER for the

Building Expansion Project,  with reasonable amendment or modification as deemed necessary by BUYER.  SELLER  represents  and  warrants  that it has incurred all costs to the date of this  agreement in connection  with the  procurement of the permits and approvals  listed on Schedule B; and BUYER  represents  and warrants that it has incurred all other costs to the date of this agreement in connection with the Building Expansion Project (with the exception of certain building risk premiums  which  have  been  paid for by  Kessel/Duff  Corporation).  All  costs associated with the Building  Expansion Project from the date of this agreement,

including permit application
fees,  impact fees and utility  hook-on or  connection  fees,  shall be borne by

BUYER.  In the event the closing does not occur,  BUYER shall restore any damage to SELLER's existing buildings or improvements resulting from such construction.

BUYER shall  indemnify,  defend and hold SELLER and its  successors  and assigns

harmless  from  any  claim,  damage,  cost  or  expense,   including  reasonable

attorneys' fees, for any damage to SELLER's  existing  buildings or improvements or the property of third persons  and/or  adjacent  property of third parties or for any  personal  injuries  arising  in whole or in part from any  construction activities  performed by BUYER or BUYER's  agents,  employees or invitees on the

Premises. BUYER's obligations under this Section 8 shall survive the termination of this agreement for any reason.  Ownership of the improvements  constructed by

BUYER under this  license  shall accrue to SELLER in the event that closing does not occur.

        9. DEFAULT.

        A. If SELLER has satisfied all of its obligations under this agreement within the time periods required therefor,  and BUYER, without just cause, shall fail or neglect to pay the balance of the purchase  price at the time of closing as herein  provided,  then at the  election  of  SELLER,  this  agreement  shall terminate and SELLER may retain the deposit and all interest  earned  thereon as agreed and  satisfactory  liquidated  damages or pursue all legal and  equitable remedies provided by law, including without limitation,  damages and/or specific performance.

         B. In the event that SELLER shall be unable or shall fail, upon tender by the BUYER of the balance of the purchase price as hereinabove provided at the time of closing,  to comply with the terms of this  agreement and deliver to the

BUYER a good and sufficient
conveyance  together with all  documents as  hereinabove  provided,  then at the election of BUYER,  this  agreement may be rescinded and BUYER shall be entitled to have and receive  back from SELLER (i) the  deposit and all  interest  earned thereon,  and (ii) the  Building  Expansion  Costs  (said  deposit  and  accrued interest together with the Building Expansion Costs are hereinafter collectively called  the  "BUYER's  Default  Award") as agreed  and  satisfactory  liquidated damages or BUYER may pursue all legal and  equitable  remedies  provided by law,

including, without limitation, damages and/or specific performance. The Building

Expansion Costs are defined as all costs expended by BUYER,  including builder's risk  insurance  premiums  incurred  by BUYER in  connection  with the  Building

Expansion  Project,  together  with 10%  interest per annum from date of BUYER's expenditure  until  reimbursed.  BUYER and SELLER  hereby  agree that BUYER's if

BUYER  elects to receive the  reimbursement  for the  Building  Expansion  Costs described in the previous  sentence  pursuant to this or any other  provision of this agreement  (including any provision for payment of BUYER's  Default Award),

then BUYER and SELLER  shall enter into a  commercial  triple-net  lease for the improvements  constituting  the Building  Expansion  Project,  which lease shall commence upon substantial completion of the Building Expansion Project,  subject only to minor punch-list items, and shall be on the same terms and conditions as then in effect under the Lease Agreement referred to in Section 5 (including the termination  date  thereof),  with the  exception of the amount of minimum rent.

Minimum rent under such lease shall be a  calculated  rent based upon the sum of

(i) the Building Expansion Costs, (ii) the costs incurred by SELLER prior to the date of this Agreement for the Building Expansion  Project,  and (iii) the costs to complete the Building Expansion Project, amortized over a period of ten (10) years, plus a fair annual rate of return to

SELLER  taking into  account such costs and  amortization  period and the credit worthiness of BUYER as a tenant.

        10. TITLE EXAMINATION: BUYER, at BUYER's sole cost and expense, shall cause  title to the  Premises  to be examined  and prior to the  closing,  shall notify  SELLER's  attorney of the  existence of  encumbrances  or defects  which render title  unmarketable as defined by Vermont law. Promptly following receipt of such notice,  SELLER shall endeavor to remove the specified  encumbrances  or defects.  If, after the  expiration of thirty (30) days following the receipt of such notice or on the date set forth for closing,  whichever is later, SELLER is unable to  convey  marketable  title  free and  clear of such  encumbrances  and defects,  BUYER may either (i)  terminate  this  agreement  and, if so, shall be entitled  to receive  the  BUYER's  Default  Award;  or  (ii)elect  to close the transaction  taking title subject to the  enumerated  defects and  encumbrances.

However,  if the defect or encumbrance on the Premises is one which may be cured by the payment of money,  such as  mortgages,  taxes or  attachment  liens or by obtaining a license,  corrective  deed,  permit or a  certificate  of occupancy,

SELLER shall have an affirmative  obligation to cure such defect or encumbrance,

and if SELLER fails to do so, BUYER shall have the  additional  option of either

(a)  curing  such  defect  or  encumbrance  and  deducting  the cost of doing so

(including  attorneys'  fees) from the purchase price (in which event BUYER may,

at its election,  either (x) extend the date for closing as reasonably necessary to complete  such cure,  or (y)  require  that  sufficient  funds be escrowed at closing to cover twice the anticipated  cost to reimburse BUYER for its costs in effecting such cure), or (b) demanding  specific  performance of this agreement,

compensatory damages and attorneys' fees.

         11. TRANSFER TAX AND LAND GAIN TAX: BUYER shall be responsible for and shall pay the  Vermont  property  transfer  tax due on the sale  covered by this agreement.  Any land gains tax due on this sale shall be the  responsibility  of

SELLER.  At or prior to closing,  SELLER shall provide  BUYER with  satisfactory proof  either  that  there is no such  tax due or that the tax has been  paid in full.

         12. SUCCESSORS: This agreement shall be binding upon and extend to the respective successors and assigns of the parties hereto. This agreement contains the entire  agreement by and between SELLER and BUYER and supersedes any and all prior  agreements,  written or oral.  No  modification,  amendments  or deletion affecting  this  agreement  shall be  effective  unless in writing and signed by

SELLER  and  BUYER.   The  law  of  Vermont   shall   govern  the  validity  and

interpretation of the provisions of this agreement.

         13. SELLER'S COVENANTS: After the execution of this agreement, and until the  expiration or sooner  termination  of this  agreement or the closing,

SELLER shall not: (i) grant or consent to any new easements,  leases,  licenses,

grants or any  other  interest  or estate  affecting  the  Premises  or any part thereof without the prior written consent of BUYER;  (ii) enter into or agree to any  modification  or  amendment of any existing  easements,  leases,  licenses,

grants or any  other  interest  or estate  affecting  the  Premises  or any part thereof without the prior written consent of BUYER; or (iii) further encumber or permit any liens against the Premises. In the event any easement or other estate is granted  with the  consent of BUYER,  and  consideration  is paid for it, the parties agree that the proceeds (less any expenses  incurred in connection  with the  granting  of such  easement  or estate)  shall be  credited to BUYER at the closing.

         14. SELLER'S REPRESENTATIONS AND WARRANTIES

         A. To the best of SELLER's knowledge, none of the Premises has ever been used to generate,  manufacture,  refine, treat, store, handle or dispose of any toxic and/or hazardous  wastes,  substances,  materials and the like; to the best of  SELLER's  knowledge,  SELLER has not caused or  permitted  to exist any above ground or  underground  tanks for the storage of, nor has SELLER caused or permitted  to exist  any  release,  spill,  leak,  pumping,  emitting,  pouring,

emptying,  dumping,  storage or disposal or any petroleum or petroleum products,

toxic  and/or  hazardous  waste,  substance,  materials or the like on or at the

Premises,   including   without   limitation,   the   presence  of  asbestos  or

polychlorinated  biphenyl  fluids  ("PCBs");  SELLER  has  no  knowledge  of the existence  of any toxic or hazardous  waste or  substance  or any  environmental pollution or contamination at or in the Property,  including without limitation,

the presence of asbestos,  formaldehyde or  formaldehyde  based  insulation,  or

PCBs;  no federal,  state,  or local agency or  authority  has issued any claim,

notification,  order or violation or instituted any action,  suit, or proceeding concerning oil or hazardous materials,  hazardous substances or hazardous wastes or any other  contaminate  or  pollutant  with  respect to the  Premises or with respect to the release of such oil or hazardous materials,  hazardous substances or hazardous  wastes or any other  contaminant  or  pollutant  on any  adjoining property;  SELLER is not aware of any condition or  occurrence  which could give rise  to any  such  claim,  notification,  order,  violation,  action,  suit  or proceeding,  and SELLER has,  to the best of its  knowledge,  complied  with all laws,  ordinances,  rules  and  regulations  of all  federal,  state,  and local agencies and authorities.

         B. SELLER has obtained a final City of South Burlington final plat approval  dated February 9, 1999,  State of Vermont  Wastewater and Water Supply

Permit No. WW-4-0442-1 dated June 17, 1999, State of Vermont Land Use Permit No.

4C0391-9  issued July 30, 1999,  State of Vermont Amended  Discharge  Permit No.

1-0512  dated  July 8, 1999,  State of Vermont  Public  Water  System  Permit to

Construct No. 5091 dated May 6, 1999 and State of Vermont Air Pollution  Control

Permit No.  AP-9-001  dated June 29, 1999 for the  construction  of the Building

Expansion  Project,  and the  applicable  appeal  periods  with  respect to such permits  and  approvals  have run  without the filing of an appeal by any party.

BUYER shall be responsible  for and SELLER shall not interfere  with  (including using  reasonable  efforts to cooperate with BUYER, at BUYER'S  expense) BUYER'S complying  and/or  satisfying the terms and  conditions of the  above-referenced permits and  approvals  in  connection  with its  construction  of the  Building

Expansion Project and shall be responsible for obtaining any other permits which may be required for the construction  and/or occupancy of the Building Expansion

Project.

        C. No consent or approval is needed from any governmental agency for the transfer of the Premises under any law, code, ordinance, rule or regulation.

        D. At closing, no person, firm, corporation or entity other than BUYER will have any right or option to acquire or to lease or occupy the  Premises  or any portion thereof or any interest therein.

         E. At closing, no default or breach will exist under any of the covenant,  conditions,  restrictions,  rights-of-way or easements  affecting the

Premises or any portion  thereof  which are to be performed or complied  with by

SELLER.

         F. At closing, there shall be no law suits or litigation pending against the Premises  caused by acts of SELLER,  and there shall be no claims or offsets of any kind or nature which affect title to the Premises.

         The representations and warranties contained in this Paragraph 14 shall survive the Closing.


         15. BUYER'S Representations and Warranties

         A. To the best of BUYER's knowledge, none of the Premises has ever been used to generate,  manufacture,  refine,  treat, store, handle or dispose of any toxic and/or hazardous wastes,  substances,  materials and the like; to the best of  BUYER's  knowledge,  BUYER has not  caused or  permitted  to exist any above ground  or  underground  tanks  for the  storage  of,  nor has  BUYER  caused or permitted  to exist  any  release,  spill,  leak,  pumping,  emitting,  pouring,

emptying,  dumping,  storage or disposal or any petroleum or petroleum products,

toxic  and/or  hazardous  waste,  substance,  materials or the like on or at the

Premises,   including   without   limitation,   the   presence  of  asbestos  or

polychlorinated  biphenyl  fluids  ("PCBs");  BUYER  has  no  knowledge  of  the existence  of any toxic or hazardous  waste or  substance  or any  environmental pollution or contamination at or in the Property,  including without limitation,

the presence of asbestos,  formaldehyde or  formaldehyde  based  insulation,  or

PCBs;  no federal,  state,  or local agency or  authority  has issued any claim,

notification, order or violation or instituted any action, suit, or proceeding concerning oil or hazardous materials, hazardous substances or hazardous  wastes or any other  contaminate  or pollutant with respect to the

Premises  or with  respect to the  release of such oil or  hazardous  materials,

hazardous  substances or hazardous wastes or any other  contaminant or pollutant on any  adjoining  property;  BUYER is not aware of any  condition or occurrence which could give rise to any such claim, notification, order, violation, action,

suit or proceeding,  and BUYER has, to the best of its knowledge,  complied with all laws,  ordinances,  rules and regulations of all federal,  state,  and local agencies and authorities.  All representations and warranties of BUYER contained in this Section 15(A) shall  specifically  exclude any knowledge or awareness of

BUYER attributable to Richard Tarrant or Robert Hoehl.

         B. At closing, there shall be no law suits or litigation pending against the  Premises  caused by acts of BUYER,  and there shall be no claims or offsets  of  any  kind  or  nature  which  affect  title  to the  Premises.

        16. COMMISSIONS AND FEES. The parties warrant and represent to each other that they have no knowledge  of any real estate  broker or agent to whom a commission may be payable as a result of this  transaction or any such knowledge of any other finder's fees or commissions related thereto.  Each party agrees to indemnify  and hold  harmless  the other for all  claims or  demands of any real estate  agent  or  broker  claiming  by,  through  or  under  such  party.  This indemnification shall also include payment of costs and attorneys' fees incurred by a party in defense of a claim for such real estate commissions or fees.

         17.  Apportionments.  All property taxes and other municipal charges assessed against the Premises shall be apportioned at closing in accordance with the terms of the Lease Agreement.

         IN WITNESS WHEREOF, we hereunto set our hands and seals as of the day and year first above written.

  In Presence of:

                                           BDP Realty Associates



/S/ MOLLY LEBOWITZ                         By:/S/ RONALD L. ROBERTS
-----------------------------                 ----------------------------------
      Witness                                 Its duly authorized partner




                                           IDX Systems Corporation


/S/ DIANE L. BROWN                         By:/S/ JOHN A. KANE
-----------------------------                 ----------------------------------
      Witness                                 Its duly authorized partner

                                   SCHEDULE A

Being a parcel of land with all improvements thereon or to be constructed thereon and all appurtenances thereto located easterly of Shelburne Road, in the City of South Burlington, Vermont, known and designated as Lot 11 (50 Green Mountain Drive), containing 2.24 acres, more or less, as depicted on a plat entitled: "Composite Parcel Plan, Heritage Group, Shelburne Road, South Burlington, Vermont," prepared by Pinkham Engineering Associates, Inc., dated August 26, 1998, last revised September 17, 1998, and recorded in Map Volume 430 at Page 28 of the City of South Burlington Land Records (the "Plat"). The Property is more particularly described, with reference to the Plat, as follows:

        Commencing at a concrete monument located in the southeasterly corner of lands and premises owned by Grantor and known as Lot A (1500 Shelburne Road); thence proceeding in a northerly direction in and along the easterly boundary of Lot A N17(degree)52'46"E a distance of 35.13 to an iron pipe, which pipe forms the point or place of beginning; thence continuing in a northerly direction in and along the easterly boundary of Lot A N19(degree)01'02"E a distance of 335.64 feet to a concrete monument set in the southerly boundary of lands and premises owned by Grantor and known as Lot B (1400 Shelburne
        Road); thence turning to the right and proceeding in an easterly direction in and along the southerly boundary of Lot B S73(degree)29'22"E a distance of 291.43 feet to an iron pipe located in the westerly boundary of Green Mountain Drive; thence turning to the right and proceeding in a southerly direction in and along the westerly boundary of Green Mountain Drive S19(degree)03'41"W a distance of 334.56 feet to a point; thence turning to the right and proceeding in a westerly direction N73(degree)42'17"W a distance of 291.22 feet to the point or place of beginning. All courses and distances are more or less.

Being all and the same lands and premises conveyed to BDP Realty Associates by Warranty Deed of Allson Partnership dated October 13, 1998 and recorded in Volume 439 at Pages 103-104 of the City of South Burlington Land Records.

The Property is conveyed subject to and with the benefit of the following: (a) taxes assessed on the Grand List of April 1, 2000 not delinquent on the date of this Deed, which the Grantee herein assumes and agrees to pay as part of the consideration for this Deed, subject to such taxes being prorated between Grantor and Grantee on the date this Deed is delivered; and (b) the provi-sions of municipal ordinances, public laws, and special acts; and (c) all easements, rights-of-way, covenants, permits and restrictions depicted on the Plat, including, but not by way of limitation:

1. Easement Deed from National Life Insurance Company to Green Mountain Power Corporation dated September 21, 1961 and recorded in Volume 63 at Page 90 of the City of South Burlington Land Records.

2. Utility Easement from Allson Partnership to Vermont Gas Systems, Inc. dated July 16, 1987 and recorded in Volume 260 at Page 44 of the City of South Burlington Land Records.

3. Utility Easements from Allson Partnership to Green Mountain Power Corporation and New England Telephone and Telegraph Company dated June 12, 1987 and recorded in Volume 249 at Page 286 of the City of South Burlington Land Records, and dated

         December 15, 1992 and recorded in Volume 338 at Page 165 of the City of South Burlington Land Records.

4. Spring rights described in a deed of Fortis H. Abbot and Sadie M. Abbot to Vermont Agricultural College dated January 30, 1952 and recorded in Volume 30 at Page 286 of the City of South Burlington Land Records, as modified by an agreement recorded in Volume 22 at Page 393 of the City of South Burlington Land Records.

5. Protective Covenants set forth in the Warranty Deed from National Life Insurance Company to Charles Zachary dated May 18, 1979 and recorded in Volume 148 at Page 278 of the City of South Burlington Land Records and in the Warranty Deed from National Life Insurance Company to Theodore Zachary dated November 16, 1973 and recorded in Volume 115 at Page 212 of the City of South Burlington Land Records, but only to the extent said Protective Covenants, which appear to have expired under their own terms without recordable evidence of their continuation, have been continued.

6. Terms and conditions of State of Vermont Land Use Permit No. 4C0094 dated March 30, 1973, as amended from time to time, including, without limitation, Land Use Permit Amendment No. 4C0094-1 dated October 30, 1978; Land Use Permit Amendment No. 4C0094-4 dated March 16, 1999 and recorded in Volume 449 at Page 330 of the City of South Burlington Land Records; and Land Use Permit Amendment No. 4C0391-9 dated July 30, 1999 and recorded in Volume 459 at Pages 352-257 of the City of South Burlington Land Records.

6. Terms and conditions of Deferral of Permit No. DE-4-2374 dated January 29, 1999 and recorded in Volume 448 at Pages 213-214 of the City of South Burlington Land Records, and the following waiver of development rights contained therein:

                  In order to comply with State of Vermont Environmental Protection Rules on the subdivision of lands and disposal of waste including sewage, the Grantee shall not construct or erect a structure or building on the parcel of land conveyed herein, the useful occupancy of which will require the installation of plumbing and sewage treatment facilities, or convey this land without complying with said State Regulations. The Grantee, by acceptance of this Deed, acknowledges that this lot may not qualify for approval for development under the appropriate Environmental Protection or Health Regulations and that the State may deny and application to develop the lot.

8. Terms and conditions of the municipal permits and approvals for the Property including, without limitation, planning commission approvals dated February 9, 1999; September 22, 1998; April 14, 1998; January 27, 1987 and January 23, 1973.

9. Sewer Main Easement from BDP Realty Associates to the City of South Burlington dated March 8, 2000 and recorded in Volume 485 at Pages 251-253 of the City of South Burlington Land Records.

Reference is also made to the plan entitled: "BDP Realty Associates, Shelburne Road, So. Burlington, Vt., Boundary Plat," prepared by Trudell Consulting Engineers, Inc., dated December 18, 1998, last revised January 18, 1999 and recorded in Map Volume 430 at Page 82 of the City of South Burlington Land Records (the "Trudell Plan"). To the extent that the Trudell Plan depicts additional lands which are not depicted on the Plat, Grantor hereby conveys, by quitclaim only, all of its right, title and interest in and to such additional lands.

Grantor and Grantee covenant and agree that in accordance with the February 9, 1999 approval by the South Burlington Planning Commission, the Property conveyed hereby shall merge with the title to Grantor's adjacent lands and premises, located at 1400-1500 Shelburne Road, which are being conveyed by Grantor to Grantee by deed of even date herewith.

Reference is hereby made to the above-mentioned instruments, the records thereof and the references therein contained in further aid of this description.

                                   SCHEDULE B


  1. City of South Burlington final plat approval dated February 9, 1999 of planned unit development as depicted on a 19 page set of plans, page (3) entitled "IDX, South Burlington, Vermont, Master Site Plan," prepared by Trudell Consulting Engineers, Inc., et al., dated November 12, 1998, last revised January 18, 1999.

  2. State of Vermont Wastewater and Water Supply Permit No. WW-4-0442-1 dated June 17, 1999.

  3.    State of Vermont Land Use Permit No. 4C0391-9 dated July 30, 1999.

  4.    State of Vermont Amended Discharge Permit No. 1-0512 dated July 8, 1999.

  5. State of Vermont Public Water System Permit to Construct No. 5091 dated May 6, 1999.

  6. State of Vermont Air Pollution Control Permit No. AP-9-001 dated June 29, 1999.